UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

Pacific Gold Corp.

(Exact name of registrant as specified in its charter)

NEVADA	000- 32629	98-0408708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd. #2987 Las Vegas, Nevada	89107
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code 888-257-4193

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

On April 13, 2011, Pacific Gold Corp. (the “Company”) notified Jewett Schwartz Wolfe & Associates (“JSW”), the Company’s independent registered public accounting firm, that the Company had dismissed the firm because the Company desired to retain a different firm who could meet the Company’s timeline for filing its overdue SEC reports. The decision to dismiss JSW was approved by the Company’s Board of Directors.

During the Company’s period of engagement from October 22, 2010 through April 13, 2011, there were no disagreements between the Company and JSW on any matter of accounting principles or practices, financial statement disclosure, or procedure, which disagreements, if not resolved to the satisfaction of JSW would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods.  There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s engagement of JSW from October 22, 2010 to April 13, 2011.

The Company has provided JSW with a copy of this disclosure and requested that JSW furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees of disagrees with the statements by the Company in this Current Report on Form 8-K.  As of April 20th the Company has not received the requested letter from JSW.

On April 13, 2011, the Company engaged Silberstein Ungar, PLLC, 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025-4586 (“SU”) as its new independent registered public accounting firm. The engagement of SU was approved by the Company’s Board of Directors on April 13, 2011.

During the Company’s two most recent fiscal years ended December 31, 2010 and December 31, 2009 and through April 13, 2011, neither the Company nor anyone acting on its behalf consulted with SU regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that SU concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Gold Corp.

Date: April 13, 2011	By:	/s/ Robert Landau
Robert Landau
Chief Executive Officer

3